UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 28, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3)

                             Lehman XS Trust 2007-3
          -------------------------------------------------------------
                                (Issuing Entity)

                     Structured Asset Securities Corporation
          -------------------------------------------------------------
              (Exact Name of Depositor as Specified in its Charter)

                          Lehman Brothers Holdings Inc.
          -------------------------------------------------------------
               (Exact Name of Sponsor as Specified in its Charter)

                     Structured Asset Securities Corporation
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                 333-133985                 74-2440850
----------------------------         -----------            -------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      Of Incorporation)              File Number)           Identification No.)

     745 Seventh Avenue, 7th Floor
             New York, NY                                         10019
    -------------------------------                             ----------
    (Address of Principal Executive                             (Zip Code)
               Offices)

       Registrant's telephone number, including area code: (212) 526-7000

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Item 8.01. Other Events

      McKee Nelson LLP has been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-133985) in connection with various transactions. Legal opinions by McKee Nelson LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1,
Exhibit 8.1 and Exhibit 23.1.

      Item 9.01. Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

            5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

            8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

            23.1  Consent of McKee Nelson LLP (included in Exhibit 5.1).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                STRUCTURED ASSET SECURITIES
                                                  CORPORATION

                                                By: /s/ Ellen V. Kiernan
                                                    ----------------------------
                                                    Name: Ellen V. Kiernan
                                                    Title: Senior Vice President

Dated: February 28, 2007

                                  EXHIBIT INDEX

Exhibit No.                       Description
-----------                       -----------

5.1 Opinion of McKee Nelson LLP as to legality (including consent of such firm).

8.1 Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm included in Exhibit 5.1).

23.1        Consent of McKee Nelson LLP (included in Exhibit 5.1).